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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 51-0377417) of Conectiv of our report dated June 13, 2002 relating to the financial statements of Conectiv Savings and Investment Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Philadelphia, PA
June 13, 2002